UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

Lyell Immunopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650-695-0677

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LYEL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 6, 2025 (the “Effective Date”), Lyell Immunopharma, Inc., a Delaware corporation (the “Company”), entered into an Exclusive License Agreement (the “License Agreement”) with Innovative Cellular Therapeutics Holdings Limited, a Cayman Island exempted company incorporated with limited liability (“ICT Holdings”), and Innovative Cellular Therapeutics, Inc., a Delaware corporation (“ICT” and together with ICT Holdings, the “ICT Group”).

Under the License Agreement, (i) the ICT Group granted the Company an exclusive license to research, develop, manufacture, commercialize and otherwise exploit certain product candidates and products worldwide except in mainland China, Taiwan, Macau and Hong Kong and (ii) the Company will (a) pay, or cause to be paid, to ICT Holdings $40 million in cash and (b) issue to ICT Holdings 1.9 million shares of the Company’s common stock, par value $0.0001 (“Company Common Stock”). Contingent consideration payable following the Effective Date includes (i) a potential $30 million clinical milestone payment, up to $115 million upon achievement of certain late-stage regulatory milestones and up to $675 million in commercial sales milestones, (ii) up to an additional 1.85 million shares of Company Common Stock upon achievement of certain clinical and regulatory milestones and (iii) tiered royalties ranging from mid-single digits up to 10% on annual net sales in the United States and low to mid-single-digit royalties on annual net sales in other countries within the licensed territory.

The License Agreement includes customary representations, warranties and covenants, including, but not limited to, covenants by the Company and the ICT Group to conduct the research, development, manufacture, commercialization and other exploitation of the product candidates and products, and their other obligations under the License Agreement, in compliance with the terms of the License Agreement and all other applicable laws and marketing approvals.

The License Agreement may be terminated, among other circumstances, (i) by either party for uncured material breach, (ii) by either party due to the insolvency of the other party, (iii) by the Company for safety or regulatory reasons or (iv) by the Company on a product-by-product and country-by-country basis in its sole discretion after providing certain notice.

The License Agreement (and any right or obligation thereunder) may not be assigned without the prior written consent of the other party, except to an affiliate or third party that acquires the business of the assigning party by way of a merger or sale of assets.

In connection with the License Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with ICT Holdings. Pursuant to the Registration Rights Agreement, the Company agreed to provide ICT Holdings certain registration rights in connection with the shares of Company Common Stock issuable under the License Agreement, including to file shelf registration statements permitting the resale of such shares.

The foregoing description of the License Agreement and the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the License Agreement and the Registration Rights Agreement. Copies of both the License Agreement and the Registration Rights Agreement will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

Item 3.02.	Unregistered Sale of Equity Securities.

The information contained above under Item 1.01, to the extent required by Item 3.02 of Form 8-K, is hereby incorporated by reference herein. The offer and sale of the securities issuable under the License Agreement are being made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The securities issuable under the License Agreement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements. The issuance and sale of the securities issuable under the License Agreement did not involve a public offering and was made without general solicitation or general advertising.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Company Common Stock or other securities of the Company.

Item 7.01.	Regulation FD Disclosure.

On November 10, 2025, the Company issued a press release announcing the execution of the License Agreement. Pursuant to Regulation FD, a copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this Current Report on Form 8-K include, but are not limited to, statements regarding: the anticipated benefits of the proposed license; the Company’s anticipated progress, business plans, business strategy and clinical trials; the achievement of future development milestones; the Company’s advancement of its pipeline and its research, development and clinical capabilities; and other statements that are not historical fact. These statements are based on the Company’s current plans, objectives, estimates, expectations and intentions, are not guarantees of future performance and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: the inability to recognize the anticipated benefits of the license described herein; the effects of macroeconomic conditions, including any geopolitical instability and actual or perceived changes in interest rates and economic inflation; the Company’s or the ICT Group’s ability to initiate or progress clinical trials on the anticipated timelines, if at all; the sufficiency of the Company’s capital resources and need for additional capital to achieve its goals; and other risks, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 11, 2025, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 12, 2025. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lyell Immunopharma, Inc.

Date: November 10, 2025	By:	/s/ Lynn Seely, M.D.
Lynn Seely, M.D.
President and Chief Executive Officer